SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 13, 1999

                               CREE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)

     North Carolina               0-21154                    56-1572719
     (State or other       (Commission File No.)          I.R.S. Employer
      jurisdiction                                     Identification Number
    of incorporation)

                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)

                                (919) 313-5300
             (Registrant's telephone number, including area code)

                                       N/A
        (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On July 13, 1999, Cree Research, Inc. (the "Company") issued a press release announcing a two-for-one split of its outstanding common stock ("Common Stock"). The stock split will be effected by an amendment to the Company's Articles of Incorporation to be effective at 5:00 p.m. EDT on July 26, 1999. Upon the effectiveness of the amendment, each issued and unissued authorized share of Common Stock, $0.005 par value per share, shall automatically be changed into two whole shares of Common Stock, $0.0025 par value per share. Each Common Stock certificate properly issued by the Company prior to the effectiveness of the amendment which remains outstanding on that date shall, upon and after such effectiveness, and without any requirement for action by the holder thereof, be deemed a certificate evidencing a number of shares of Common Stock, $0.0025 par value per share, equal to the number of shares stated on the face of such certificate, without regard to any par value amount stated on such certificate. The Company will issue, on or about July 30, 1999, to each person who is a record holder of Common Stock upon the effectiveness of the amendment, a certificate evidencing the additional shares of Common Stock resulting from the stock split. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

      In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of Common Stock registered for sale under the Securities Act by the Registration Statement on Form S-8 (File No. 33-98958), filed with the Securities and Exchange Commission (the "Commission") on November 3, 1995, and the Registration Statement on Form S-3 (File No. 33-98728) as filed with the Commission on October 27, 1995 and amended on December 12, 1995 and December 19, 1995, will be deemed to be increased by the stock split to cover the additional shares resulting from the application of the stock split to the registered shares of Common Stock remaining unsold under the Registration Statements as of July 26, 1999. The foregoing Registration Statements, which incorporate this current report on Form 8-K, are hereby amended pursuant to Rule 416(b) promulgated under the Securities Act to increase the number of shares of Common Stock registered thereunder to reflect the effects of the stock split.

Item 7.

      (c)   Exhibits

      Exhibit No.           Description of Exhibit

      99.01                 Press release dated July 13, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREE RESEARCH, INC.

                                    By:   /s/ Cynthia B. Merrell
                                       ----------------------------------------
Dated: July 13, 1999                   Cynthia B. Merrell
                                       Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

      Exhibit No.           Description of Exhibit

      99.01                 Press release dated July 13, 1999